Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 19, 2017, the stockholders of KULR Technology Corporation (“KULR” and the “KULR Stockholders”) sold all of their common stock holdings in KULR in exchange for KT High-Tech Marketing Inc. (“KT High-Tech” or the “Company”) common stock. KT High-Tech’s issuance of an aggregate of 50,000,000 shares of the Company’s common stock to the KULR Stockholders was pursuant to a Share Exchange Agreement dated June 8, 2017.

The unaudited pro forma condensed combined balance sheet as of March 31, 2017 assumes that the Share Exchange Agreement closing date took place on March 31, 2017 and combines the historical balance sheets of KULR and KT High-Tech as of March 31, 2017. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 assumes that the Share Exchange Agreement closing date took place on January 1, 2016, and combines the historical results of KULR and KT High-Tech for those periods.

The following unaudited pro forma condensed combined financial statements give effect to the reverse recapitalization between KULR and KT High-Tech pursuant to the Share Exchange Agreement, and are presented herein for illustrative purposes and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had KULR and KT High-Tech been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of any cost savings or operating efficiencies that may result from the transaction or the costs to achieve such cost savings or operating efficiencies.

These unaudited pro forma condensed combined financial statements were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are based on assumptions and adjustments described in the accompanying notes. The historical results of operations of KULR will be reflected as the results of operations of the Company following the Share Exchange closing date.

KULR was determined to be the accounting acquirer based upon the terms of the Share Exchange Agreement and other factors including:

(i) The KULR Stockholders beneficially own approximately 64.57% of KULR’s common stock on a fully-diluted basis following the Share Exchange.

(ii) In connection with the closing of the Share Exchange Agreement, KULR representatives share in the director and officer responsibilities of the combined company.

KT High-Tech’s historical financial information was derived from, and should be read in conjunction with, its audited financial statements for the year ended December 31, 2016 (as filed in its Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on March 30, 2017) and its unaudited financial statements for the three months ended March 31, 2017 (as filed in its Quarterly Report on Form 10-Q with the SEC on May 22, 2017). KULR’s financial information for the year ended December 31, 2016 was derived from, and should be read in conjunction with, its audited financial statements for the year ended December 31, 2016, as filed as exhibit 99.1 to this filing. KULR’s financial information for the three months ended March 31, 2017 was derived from, and should be read in conjunction with, its unaudited financial statements for the three months ended March 31, 2017, filed as exhibit 99.2 to this filing. The foregoing financial information should be read in conjunction with KT High-Tech’s previously filed Current Report on Form 8-K, dated June 12, 2017 as filed with the SEC.

1

KT HIGH-TECH MARKETING, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

March 31, 2017

			Pro Forma		Pro Forma
	KT High-Tech	KULR	Adjustments	Notes	Combined

Assets
Current Assets:
			$89,885	A
Cash	$2,068,924	$50,174	496,000	B	$2,704,983
Inventory	-	12,932	-		12,932
			(85,000)	A
Loans receivable from related party	200,000	85,000	(200,000)	E	-
			(2,885)	A
Interest receivable - related party	2,139	2,885	(2,139)	F	-
Other receivable	-	30,000	-		30,000
			(2,000)	A
Other receivable - related party	35,634	2,000	(35,634)	G	-
Prepaid expenses and other current assets	65,511	8,000	-		73,511
Total Current Assets	2,372,208	190,991	258,227		2,821,426
Property and equipment, net	-	309	-		309
Total Assets	$2,372,208	$191,300	$258,227		$2,821,735

Liabilities and Stockholders' Equity (Deficiency)

Current Liabilities:
Accrued expenses and other current liabilities	$9,984	$98,998	$-		$108,982
			(2,139)	F
Accrued expenses and other current liabilities - related party	-	375,276	(35,634)	G	337,503
Loan payable - related party	-	200,000	(200,000)	E	-
Total Liabilities	9,984	674,274	(237,773)		446,485
Commitments and contingencies
Stockholders' Equity (Deficiency):
Preferred stock, Series A convertible, $0.0001 par value	-	500	(500)	C	-
Preferred stock, Series A1 convertible, $0.0001 par value	-	183	(183)	C	-
			50	B
			683	C
			(333)	D
Common stock, $0.0001 par value	2,694	2,150	2,500	I	7,744
Discount on common stock	(2,060)	-	-		(2,060)
			495,950	B
			333	D
			(191,575)	H
Additional paid-in-capital	2,553,165	1,675,827	(2,500)	I	4,531,200
Accumulated deficit	(191,575)	(2,161,634)	191,575	H	(2,161,634)
Total Stockholders' Equity (Deficiency)	2,362,224	(482,974)	496,000		2,375,250
Total Liabilities and Stockholders' Equity (Deficiency)	$2,372,208	$191,300	$258,227		$2,821,735

See notes to these unaudited pro forma condensed combined financial statements

2

KT HIGH-TECH MARKETING, INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

Three Months Ended March 31, 2017

			Pro Forma		Pro Forma
	KT High-Tech	KULR	Adjustments	Notes	Combined

Revenues	$-	$-	$-		$-
Cost of revenues	-	-	-		-
Gross Profit	-	-	-		-
Operating Expenses:
Research and development	-	13,180	-		13,180
Research and development - related parties	-	131,115	-		131,115
General and administrative	154,660	81,744	-		236,404
Total Operating Expenses	154,660	226,039	-		380,699
Loss From Operations	(154,660)	(226,039)	-		(380,699)

Other Income (Expense):
Interest income	24	-	-		24
Interest income (expense) - related parties	2,139	(1,585)	-		554
Total Other Income (Expense)	2,163	(1,585)	-		578
Loss Before Income Taxes	(152,497)	(227,624)	-		(380,121)
Income tax expense	-	200	-		200
Net Loss	$(152,497)	$(227,824)	$-		$(380,321)

Net Loss Per Share
- Basic and Diluted	$(0.01)				$(0.00)
Weighted Average Number of Common Shares Outstanding			1,657,711	J
- Basic and Diluted	25,782,289		50,000,000	L	77,440,000

See notes to these unaudited pro forma condensed combined financial statements

3

KT HIGH-TECH MARKETING, INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2016

			Pro Forma		Pro Forma
	KT High-Tech	KULR	Adjustments	Notes	Combined

Revenues	$-	$6,900	$-		$6,900
Cost of revenues	-	7,749	-		7,749
Gross Loss	-	(849)	-		(849)
Operating Expenses:
Research and development	-	29,404	-		29,404
Research and development - related party	-	395,322	-		395,322
General and administrative	35,020	398,130	-		433,150
Total Operating Expenses	35,020	822,856	-		857,876
Loss From Operations	(35,020)	(823,705)	-		(858,725)

Other Income:
Interest income	4	25	-		29
Interest income - related party	-	2,152	-		2,152
Total Other Income	4	2,177	-		2,181
Loss Before Income Taxes	(35,016)	(821,528)	-		(856,544)
Income tax expense	-	800	-		800
Net Loss	$(35,016)	$(822,328)	$-		$(857,344)

Net Loss Per Share
- Basic and Diluted	$(0.00)				$(0.01)
Weighted Average Number of Common Shares Outstanding			2,997,487	K
- Basic and Diluted	22,967,265		50,000,000	L	75,964,752

See notes to these unaudited pro forma condensed combined financial statements

4

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of Transaction and Basis of Presentation

Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC. The unaudited pro forma condensed combined balance sheet as of March 31, 2017 is presented as if the Share Exchange had been completed on March 31, 2017.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 combines the unaudited historical statements of operations of KULR and KT High-Tech for their respective periods ended December 31, 2016 and gives pro forma effect to the Share Exchange as if it had been completed on January 1, 2016.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2017 combines the unaudited historical statements of operations of KULR and KT High-Tech for their respective periods ended March 31, 2017, and gives pro forma effect to the Share Exchange as if it had been completed on January 1, 2016.

Based on the terms of the Share Exchange Agreement, KULR is deemed to be the acquiring company for accounting purposes and the transaction.

Description of Transaction

On June 8, 2017, the Company entered into a Share Exchange Agreement with KULR and the KULR Stockholders which held all of the outstanding common stock of KULR. On June 19, 2017, (the “Closing Date”), the Company closed the transaction contemplated by the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, the KULR Stockholders agreed to transfer an aggregate of 25,000,000 shares of KULR’s common stock to the Company in exchange for the Company’s issuance of an aggregate 50,000,000 shares of the Company’s common stock to the KULR Stockholders (the “Share Exchange”). KULR became a wholly-owned subsidiary of KT High-Tech and the KULR Stockholders now beneficially own approximately 64.57% of KT High-Tech’s common stock on a fully-diluted basis. Upon the closing of the Share Exchange Agreement, a representative of the KULR Stockholders was appointed to be the Company’s second Board Director. Based on these facts, the closing of the Share Exchange Agreement was accounted for as a reverse recapitalization under the provisions of ASC 805-40 Business Combinations – Reverse Acquisitions, with KULR being the acquirer for accounting purposes and KT High-Tech being the accounting acquiree.

5

2. Pro Forma Adjustments

The following pro forma adjustments give effect to the reverse recapitalization:

Condensed Combined Balance Sheet – as of March 31, 2017

Subsequent Event Adjustments

The following are adjustments to reflect the impact of events that occurred subsequent to March 31, 2017, which are directly attributable to the pro forma transaction.

Note A	To record the proceeds received by KULR in connection with the repayment of KULR related party receivables subsequent to March 31, 2017.

	Debit	Credit
Cash	$89,885
Loans receivable from related party		$85,000
Interest receivable - related party		2,885
Other receivable - related party		2,000

Note B	To record the proceeds received by KT High-Tech subsequent to March 31, 2017 in connection with the sale of its common stock, which represents the last tranche of funding in an offering whereby KT High-Tech issued an aggregate of 3,000,000 shares of common stock for aggregate proceeds of $3,000,000 (“KT Offering”).

	Debit	Credit
Cash	$496,000
Common stock		$50
Additional paid-in-capital		495,950

Note C	To record the conversion subsequent to March 31, 2017 of 5,000,000 shares of KULR Series A convertible preferred stock and 1,833,334 shares of KULR Series A1 convertible preferred stock.

	Debit	Credit
Series A convertible preferred stock	$500
Series A1 convertible preferred stock	183
Common stock		$683

Note D	To record the cancellation subsequent to March 31, 2017 of 3,333,334 shares of KULR common stock.

	Debit	Credit
Common stock	$333
Additional paid-in-capital		$333

Elimination Adjustments

The following are adjustments that solely eliminate the impact of intercompany balances.

Note E	To eliminate the intercompany principal balance associated with KT High-Tech’s loan to KULR in the amount of $200,000.

	Debit	Credit
Loan payable - related party	$200,000
Loans receivable from related party		$200,000

6

Note F	To eliminate the intercompany interest balance associated with KT High-Tech’s loan to KULR.

	Debit	Credit
Accrued expenses and other current liabilities - related party	$2,139
Interest receivable - related party		$2,139

Note G	To eliminate certain other intercompany balances associated with amounts due to KT High-Tech by KULR.

	Debit	Credit
Accrued expenses and other current liabilities - related party	$35,634
Other receivable - related party		$35,634

Pro Forma Adjustments

The following are adjustments to reflect the pro forma impact of the reverse recapitalization.

Note H	To capitalize the accumulated deficit of KT High-Tech in conjunction with the recapitalization.

	Debit	Credit
Additional paid-in-capital	$191,575
Accumulated deficit		$191,575

Note I	To record the exchange of 25,000,000 shares of KULR common stock for 50,000,000 shares of KT High-Tech common stock in connection with the Share Exchange.

	Debit	Credit
Additional paid-in-capital	$2,500
Common stock		$2,500

Condensed Combined Statement of Operations – Three Months Ended March 31, 2017

Subsequent Event Adjustments

Note J

To record additional 1,657,711 shares of common stock to true-up weighted average common shares outstanding to 3,000,000 to present the shares issued pursuant to the KT Offering as if it took place on January 1, 2016.

Pro Forma Adjustments

Note L	To record the issuance of 50,000,000 shares of KT High-Tech common stock to the KULR Stockholders related to the Share Exchange.

Condensed Combined Statement of Operations – Year Ended December 31, 2016

Subsequent Event Adjustments

Note K

To record an additional 2,997,487 shares of common stock to true-up weighted average common shares outstanding to 3,000,000 to present the shares issued pursuant to the KT Offering as if it took place on January 1, 2016.

Pro Forma Adjustments

Note L	To record the issuance of 50,000,000 shares of KT High-Tech common stock to the KULR Stockholders related to the Share Exchange.

7